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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549



                             ---------------------------

                                      FORM 8-K/A

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) November 12, 1996


                              Quality Food Centers, Inc.
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                (Exact name of registrant as specified in its charter)


                                      Washington
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                    (State or other jurisdiction of incorporation)



              0-15590                                 91-1330075
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    (Commission File Number)                (IRS Employer Identification No.)


   10112 N.E. 10th Street
   Bellevue, Washington                                                98004
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(Address of principal executive                                    (Zip Code)
 offices)

          Registrant's telephone number, including area code (206) 455-3761



    ---------------------------------------------------------------------------
            (Former name or former address, if changed since last report)


                                 Page 1 of __ Pages
                              Exhibit Index on Page 4

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                                                                               2

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 14, 1997, QFC acquired Keith Uddenberg, Inc. ("KUI") for approximately $35.3 million in cash and 904,646 shares of QFC Common Stock and, in connection therewith, assumed $24.3 million of existing KUI indebtedness (the "KUI Acquisition"). KUI operates 25 stores in the western and southern Puget Sound region of the state of Washington. Included under
Item 7 hereof are the historical financial statements of KUI, together with certin pro forma information of QFC, as adjusted to give effect to the KUI Acquisition and the Hughes Acquisition (as defined below).

ITEM 5.  OTHER EVENTS

         As previously reported under Item 5 in the Company's Current Report on Form 8-K dated November 12, 1996, QFC entered into a definitive merger agreement pursuant to which QFC will acquire Hughes Markets, Inc. ("Hughes") for approximately $360 million in cash (the "Hughes Acquisition"). The transaction is expected to be completed in early 1997 and is subject to certain conditions, including regulatory approval. Included under Item 7 hereof are the amended historical financial statements of Hughes, together with certain pro forma information of QFC, as adjusted to give effect to the Hughes Acquisition and the KUI Acquisition.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Filed as exhibit 99.1 are the audited historical financial statements, for the periods indicated, of Hughes.

(b) Filed as exhibit 99.2 is certain unaudited pro forma information of QFC, as adjusted to give effect to the Hughes Acquisition and the KUI Acquisition.

(c) Filed as exhibit 99.3 are the historical financial statements, for the periods indicated, of KUI.

(d) Filed as exhibit 99.4 is the Consent of Arthur Andersen LLP, Independent Public Accountants for Hughes.

(e) Filed as exhibit 99.5 is the Consent of Deloitte & Touche LLP, Independent Auditors for KUI.

(f) Filed as exhibit 99.6 is the Investors Rights Agreement, dated as of February 14, 1997, by and among QFC and the signatories thereto, entered into in connection with the KUI Acquisition.

(g) Filed as exhibit 99.7 is the Employment Agreement, dated as of September 1, 1996, by and between QFC and Marc Evanger.

(h) Filed as exhibit 99.8 is the Employment Agreement, dated as of September 1, 1996, by and between QFC and Dan Kourkoumelis.

(i) Filed as exhibit 99.9 is the Employment Agreement, dated as of September 1, 1996, by and between QFC and Christopher A. Sinclair.

(j) EXHIBITS

    99.1 Consolidated Financial Statements for the each of the three years in the period ended March 3, 1996 and for the seven months ended September 24, 1995 and September 29, 1996 for Hughes Markets, Inc. and Subsidiaries.

    99.2 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 7, 1996; Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the fiscal year ended December 30, 1995; Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the 36 weeks ended September 7, 1996; Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the 52 weeks ended September 7, 1996.

    99.3 Financial Statements for the years ended December 31, 1994, and December 30, 1995 and the nine months ended September 30, 1995 (unaudited) and September 28, 1996 (unaudited) for Keith
         Uddenberg, Inc.

    99.4 Consent of Arthur Andersen LLP, Independent Public Accountants for Hughes.

    99.5 Consent of Deloitte & Touche LLP, Independent Auditors for KUI.

    99.6 Investors Rights Agreement, dated as of February 14, 1997, by and among QFC and the signatories thereto, entered into in connection with the KUI Acquisition.

    99.7 Employment Agreement, dated as of September 1, 1996, by and between QFC and Marc Evanger.

    99.8 Employment Agreement, dated as of September 1, 1996, by and between QFC and Dan Kourkoumelis.

    99.9 Employment Agreement, dated as of September 1, 1996, by and between QFC and Christopher A. Sinclair.

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SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUALITY FOOD CENTERS, INC.


February 18, 1997                           By:       /s/ MARC W. EVANGER
--------------------------                  ---------------------------------
                                            Marc W. Evanger, Vice President
                                            and Chief Financial Officer
                                            and Secretary/Treasurer

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                                                                               4

                                  INDEX TO EXHIBITS


Exhibit Number                                                      Exhibit Page


99.1 Consolidated Financial Statements for the each of the three years in the period ended March 3, 1996 and for the seven months ended September 24, 1995 and September 29, 1996 for Hughes Markets, Inc. and Subsidiaries.

99.2 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 7, 1996; Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the fiscal year ended December 30, 1995; Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the 36 weeks ended September 7, 1996; Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the 52 weeks ended September 7, 1996.

99.3 Financial Statements for the years ended December 31, 1994, and December 30, 1995 and the nine months ended September 30, 1995 (unaudited) and September 28, 1996 (unaudited) for Keith Uddenberg, Inc.

99.4     Consent of Arthur Andersen LLP, Independent Public Accountants for
         Hughes.

99.5     Consent of Deloitte & Touche LLP, Independent Auditors for KUI.

99.6 Investors Rights Agreement, dated as of February 14, 1997, by and among QFC and the signatories thereto.

99.7 Employment Agreement, dated as of September 1, 1996, by and between QFC and Marc Evanger.

99.8 Employment Agreement, dated as of September 1, 1996, by and between QFC and Dan Kourkoumelis.

99.9 Employment Agreement, dated as of September 1, 1996, by and between QFC and Christopher A. Sinclair.